Exhibit 21.1

Entity Name	State of Incorporation/Formation
AirOpCo 1ET Bermuda Limited	Bermuda
AirOpCo I SD Ireland DAC	Ireland
Falcon MSN 177 LLC	Delaware, USA
FTAI Aircraft Financing Ireland (2025) DAC	Ireland
FTAI Aircraft Financing US (2025) LLC	Delaware, USA
FTAI Aircraft Leasing (2025) GP, L.P.	Cayman Islands
FTAI Aircraft Leasing (2025) UGP, Limited	Cayman Islands
FTAI Aircraft Leasing Bermuda (2025) Limited	Bermuda
FTAI Aircraft Leasing DAC	Ireland
FTAI Aircraft Leasing Holdings (2025) Inc.	Delaware, USA
FTAI Aircraft Leasing Holdings Malta (2025) Limited	Malta
FTAI Aircraft Leasing Holdings US (2025) LLC	Delaware, USA
FTAI Aircraft Leasing Ireland (2025) DAC	Ireland
FTAI Aircraft Leasing LLC	Delaware, USA
FTAI Aircraft Leasing Master SPV (2025) L.P.	Delaware, USA
FTAI Aircraft Leasing Offshore Holdings (2025) L.P.	Cayman Islands
FTAI Aircraft Leasing Offshore Master SPV (2025) L.P.	Cayman Islands
FTAI Aircraft Leasing Offshore SPV (2025) L.P.	Cayman Islands
FTAI Aircraft Leasing SPV (2025) L.P.	Delaware, USA
FTAI Aircraft Leasing US (2025) LLC	Delaware, USA
FTAI AirOpCo UK Limited	England and Wales
FTAI Aviation Canada LLC	Delaware, USA
FTAI Aviation Holdco Limited	Cayman Islands
FTAI Aviation Investors LLC (f/k/a Fortress Transportation and Infrastructure Investors LLC)	Delaware, USA
FTAI Aviation Ireland Limited	Ireland
FTAI Aviation Limited	Cayman Islands
FTAI Aviation LLC	Delaware, USA
FTAI Aviation Management Limited	UAE
FTAI Avion DAC	Ireland
FTAI CHR JV Holdings LLC	Delaware, USA
FTAI Finance JV Parent LLC	Delaware, USA
FTAI Irish Finco DAC	Ireland
FTAI Italia DAC	Ireland
FTAI Ocean LLC	Marshall Islands
FTAI Ocean Pty Limited	Australia
FTAI Offshore Holdco LLC	Delaware, USA
FTAI Offshore Pte Limited	Singapore
FTAI Pioneer Malaysia Shareholder LLC	Delaware, USA
FTAI Pioneer Marshall LLC	Marshall Islands
FTAI Pioneer MI LLC	Marshall Islands
FTAI Pioneer Singapore Pte Limited	Singapore
FTAI Pride Chartering LLC	Marshall Islands
FTAI Pride Labuan Limited	Malaysia
FTAI Pride LLC	Marshall Islands
FTAI Pride Malaysia SDN BHD	Malaysia
FTAI Subsea 88 Limited	Bermuda
FTAIC Aviation Inc.	Canada

Entity Name	State of Incorporation/Formation
High Turbine Technologies LLC	Delaware, USA
La Victoire 3 Holdings Sarl	France
Quick Turn Engine Center LLC (d/b/a FTAI Aviation USA LLC)	Delaware, USA
WWTAI AirOpCo 1 Bermuda Limited	Bermuda
WWTAI AirOpCo 1 USA LLC	Delaware, USA
WWTAI AirOpCo 1 USA Sub LLC	Delaware, USA
WWTAI AirOpCo 2 Bermuda Limited	Bermuda
WWTAI AirOpCo II DAC	Ireland
WWTAI AirOpCo 2 USA LLC	Delaware, USA
WWTAI AirOpCo BPA Ireland Limited	Ireland
WWTAI AirOpCo Malta Limited	Malta
WWTAI Aviation LLC	Delaware, USA
WWTAI Finance Limited	Bermuda
WWTAI Offshore Co 1 Limited	Bermuda